                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of report: August 9, 2000
                   Newcourt Equipment Trust Securities 1998-2


  A New York             Commission File               I.R.S. Employer
 Corporation             NO. 333-34793                  No. 13-7135550

                          c/o AT&T Capital Corporation
                       650 Cit Drive Livingston, NJ 07039
                         Telephone Number (973) 535-5909

NEWCOURT EQUIPMENT TRUST SECURITIES 1998-2
MONTHLY SERVICING REPORT
DETERMINATION DATE:                                                       AUGUST 10, 2000   PAYMENT DATE:   AUGUST 15, 2000
COLLECTION PERIOD:                                                          JULY 31, 2000

ITEM 5.      OTHER
   I.    INFORMATION REGARDING THE CONTRACTS

       1.  CONTRACT POOL PRINCIPAL BALANCE
           a.    Beginning of Collection Period                                            $ 664,400,525
           b.    End of Collection Period                                                  $ 636,637,574
           c.    Reduction for Collection Period                                           $  27,762,951
       2.  DELINQUENT SCHEDULED PAYMENTS
           a.    Beginning of Collection Period                                            $  11,464,522
           b.    End of Collection Period                                                  $  12,015,839
       3.  LIQUIDATED CONTRACTS
           a.    Number of Liquidated Contracts
                 with respect to Collection Period                                                   149
                                                                                           -------------
           b.    Required Payoff Amounts of Liquidated Contracts                           $   1,574,739
           c.    Total Reserve for Liquidation Expenses                                    $           -
           d.    Total Liquidation Proceeds Received                                       $     279,601
           e.    Liquidation Proceeds Allocated to Owner Trust                             $     257,355
           f.    Liquidation Proceeds Allocated to Depositor                               $      22,246
           g.    Current Realized Losses                                                   $   1,317,384
       4.  PREPAID CONTACTS
           a.    Number of Prepaid Contracts with respect
                 to Collection Period                                                                241
                                                                                           -------------
           b.    Required Payoff Amounts of Prepaid Contracts                              $   1,981,433
       5.  PURCHASED CONTRACTS (BY TCC)
           a.    Number of Contracts Purchased by TCC with
                 respect to Collection Period                                                          0
                                                                                           -------------
           b.    Required Payoff Amounts of Purchased Contracts                            $           -

                                  Page 3 of 9










6.  DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)


                             ----------------------------------------------------------------------------------------------
                                                                                                           % OF AGGREGATE
                                          NUMBER OF             % OF            AGGREGATE REQUIRED        REQUIRED PAYOFF
                                          CONTRACTS           CONTRACTS           PAYOFF AMOUNTS              AMOUNTS
                             ----------------------------------------------------------------------------------------------

          a.    Current                    48,300               90.61%             $ 598,182,145               92.22%
          b.    31-60 days                  2,391                4.49%             $  27,344,312                4.22%
          c.    61-90 days                  1,126                2.11%             $  10,959,092                1.69%
          d.    91-120 days                   580                1.09%             $   5,281,996                0.81%
          e.    120+ days                     910                1.71%             $   6,885,868                1.06%
          f.    Total                      53,307              100.00%             $ 648,653,413              100.00%

      7.  HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

          -------------------------------------------------------------------------------------------------------------------------

                                  % OF                      % OF                          % OF                        % OF
                                AGGREGATE                 AGGREGATE                    AGGREGATE                   AGGREGATE
                             REQUIRED PAYOFF           REQUIRED PAYOFF              REQUIRED PAYOFF             REQUIRED PAYOFF
                                 AMOUNTS                   AMOUNTS                      AMOUNTS                     AMOUNTS
          COLLECTION
            PERIODS      31-60 DAYS PAST DUE        61-90 DAYS PAST DUE          91-120 DAYS PAST DUE         120+ DAYS PAST DUE
          -------------------------------------------------------------------------------------------------------------------------

            7/31/00               4.22%                     1.69%                        0.81%                       1.06%
            6/30/00               4.02%                     1.77%                        0.87%                       0.98%
            5/31/00               4.37%                     1.59%                        0.88%                       0.91%
            4/30/00               4.45%                     1.75%                        0.77%                       0.94%
            3/31/00               4.33%                     1.68%                        0.82%                       0.90%
            2/29/00               5.27%                     1.81%                        0.85%                       1.13%
            1/31/00               5.21%                     1.73%                        0.97%                       1.06%
           12/31/99               5.36%                     1.89%                        1.00%                       1.02%
           11/30/99               5.15%                     1.75%                        1.10%                       1.18%
           10/31/99               5.05%                     1.91%                        1.04%                       0.95%
            9/30/99               4.32%                     1.77%                        0.72%                       0.92%
            8/31/99               4.44%                     1.58%                        0.68%                       0.79%
            7/31/99               4.50%                     1.51%                        0.82%                       0.71%
            6/30/99               4.21%                     1.83%                        0.67%                       0.67%
            5/31/99               5.11%                     1.70%                        0.68%                       0.58%
            4/30/99               4.19%                     1.28%                        0.53%                       0.52%
           03/31/99               4.41%                     1.34%                        0.56%                       0.54%
           02/28/99               5.64%                     1.79%                        0.58%                       0.45%
           01/31/99               5.45%                     1.51%                        0.69%                       0.01%
           12/31/98               4.64%                     1.30%                        0.01%                       0.01%

      8.  HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

                                               -------------------------------------------------------------------------------
                                                COLLECTION       3 COLLECTION      6 COLLECTION PERIODS      CUMULATIVE SINCE
                                                  PERIOD        PERIODS ENDING            ENDING               CUT-OFF DATE
                                                  JULY-00           JULY-00              JULY-00
                                               -------------------------------------------------------------------------------
     a.    Number of Liquidated Contracts              149               525                 1,449                   3,933
     b.    Number of Liquidated
           Contracts as a Percentage
           of Initial Contracts                     0.213%            0.750%                2.071%                  5.620%
     c.    Required Payoff Amounts of
           Liquidated Contracts                  1,574,739         5,292,031            12,554,088              43,249,219
     d.    Liquidation Proceeds Allocated
           to Owner Trust                          257,355         1,529,596             2,867,591               5,414,863
     e.    Aggregate Current Realized
           Losses                                1,317,384         3,762,435             9,686,497              37,834,356
     f.    Aggregate Current Realized
           Losses as a Percentage of
           Cut-off Date Contract Pool
           Principal Balance                        0.098%            0.280%                0.721%                  2.817%


II.   INFORMATION REGARDING THE SECURITIES
     1.  SUMMARY OF BALANCE INFORMATION

               -------------------------------------------------------------------------------------------------------------

                                                  PRINCIPAL BALANCE AS OF   CLASS FACTOR AS OF    PRINCIPAL BALANCE AS OF
                      CLASS         COUPON            AUGUST 15, 2000        AUGUST 15, 2000           JULY 17, 2000
                                     RATE              PAYMENT DATE            PAYMENT DATE             PAYMENT DATE

               -------------------------------------------------------------------------------------------------------------
         a.    Class A-1 Notes      5.195000%           $          0              0.00000                $          0
         b.    Class A-2 Notes      5.290000%           $          0              0.00000                $          0
         c.    Class A-3 Notes      5.450000%           $279,639,336              0.59497                $300,846,505
         d.    Class A-4 Notes      5.450000%           $201,430,384              1.00000                $201,430,384
         e.    Class A-5 Notes      5.500000%           $ 65,599,729              0.53388                $ 67,844,689
         f.    Class B Notes        5.660000%           $ 11,169,556              0.72328                $ 11,581,323
         g.    Class C Notes        6.190000%           $ 36,908,493              0.72328                $ 38,269,075
         h.    Class D Notes        7.210000%           $ 53,905,914              0.72329                $ 55,893,071
         I.    Total                 N.A.               $648,653,413              0.48304                $675,865,046


               ------------------------------------------

                                  CLASS FACTORS AS OF
                      CLASS          JULY 17, 2000
                                      PAYMENT DATE

               ------------------------------------------
         a.    Class A-1 Notes           0.00000
         b.    Class A-2 Notes           0.00000
         c.    Class A-3 Notes           0.64013
         d.    Class A-4 Notes           1.00000
         e.    Class A-5 Notes           0.55217
         f.    Class B Notes             0.74996
         g.    Class C Notes             0.74997
         h.    Class D Notes             0.74997
         I.    Total                     0.50331


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $648,653,413 and the CCA Balance is $62,570,993.

     2.  MONTHLY PRINCIPAL AMOUNT
         a.    Principal Balance of Notes and Equity Certificates
               (End of Prior Collection Period)                                         $  675,865,046
         b.    Contract Pool Principal Balance (End of Collection Period)               $  636,637,574
         c.    Monthly Principal Amount                                                 $   39,227,473
     3.  GROSS COLLECTIONS
         a.    Scheduled Payments Received                                              $   27,193,875
         b.    Liquidation Proceeds Allocated to Owner Trust                            $      257,355
         c.    Required Payoff Amounts of Prepaid Contracts                             $    1,981,433
         d.    Required Payoff Amounts of Purchased Contracts                           $            -
         e.    Proceeds of Clean-up Call                                                $            -
         f.    Investment Earnings on Collection Account and Note Distribution.         $      115,506
         g.    Extension Fees Allocated to Owner Trust                                  $      691,831
         h.    Total Gross Collections (sum of (a) through (g))                         $   30,240,001

     4.  DETERMINATION OF AVAILABLE FUNDS                                                30,240,000.51
         a.    Total Gross Collections                                                  $      843,700
         b.    Withdrawal from Cash Collateral Account                                  $   31,083,701
         c.    Total Available Funds

     5.  APPLICATION OF AVAILABLE FUNDS

         -------------------------------------------------------------------------------------------------
                      ITEM                      AMOUNT                  REMAINING AVAILABLE FUNDS
         -------------------------------------------------------------------------------------------------
         a.    Total Available Funds                                        $ 31,083,701
         b.    Servicing Fee                     $  692,084                 $ 30,391,617
         c.    Interest on Notes:
               i) Class A-1 Notes                $     -                    $ 30,391,617
               ii) Class A-2 Notes               $     -                    $ 30,391,617
               iii) Class A-3 Notes              $1,366,345                 $ 29,025,272
               iv) Class A-4 Notes               $  914,830                 $ 28,110,442
               v) Class A-5 Notes                $  310,955                 $ 27,799,488
               vi) Class B Notes                 $   54,625                 $ 27,744,862
               vii) Class C Notes                $  197,405                 $ 27,547,458
               viii) Class D Notes               $  335,824                 $ 27,211,634
         d.    Principal of Notes
               i) Class A-1 Notes                $     -                    $ 27,211,634
               ii) Class A-2 Notes               $     -                    $ 27,211,634
               iii) Class A-3 Notes              $21,207,169                $  6,004,465
               iv) Class A-4 Notes               $     -                    $  6,004,465
               v) Class A-5 Notes                $ 2,244,960                $  3,759,505
               vi) Class B Notes                 $   411,766                $  3,347,738
               vii) Class C Notes                $ 1,360,582                $  1,987,157
               viii) Class D Notes               $ 1,987,157                $      -
         e.    Deposit to Cash
               Collateral Account                $    -                     $      -
         f.    Amount to be applied in
               accordance with CCA
               Loan Agreement                    $    -                     $      -
         g     Balance, if any, to Equity
               Certificates                      $    -                     $      -

III. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

      1.  BALANCE RECONCILIATION

          -------------------------------------------------------------------------------------------------------------
                                                                                     AUGUST 15, 2000
                         ITEM                                                         PAYMENT DATE
          -------------------------------------------------------------------------------------------------------------
          a.    Available Cash Collateral Amount (Beginning)                              63,435,102
          b.    Deposits to Cash Collateral Account                                             -
          c.    Withdrawals from Cash Collateral Account                                     843,700
          d.    Releases of Cash Collateral Account Surplus                                     -
                (Excess, if any of (a) plus (b) minus (c) over (f))
          e.    Available Cash Collateral Amount (End)                                    62,591,402
                (Sum of (a) plus (b) minus (c) minus (d))
          f.    Requisite Cash Collateral Amount                                          64,538,439
          g.    Cash Collateral Account Shortfall                                          1,947,037
                (Excess, if any, of (f) over (e))
      2.        CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
          a.    For Payment Dates from, and including, the
                January 1999 Payment Date  to,
                and including, the December 1999 Payment Date
                1) Initial Cash Collateral Amount                                         94,000,846
          b.    For Payment Dates from, and including, the
                January 2000 Payment Date until
                 the Final Payment Date, the sum of
                1) 8.25% of the Contract Pool Principal Balance                           52,522,600
                2) The Aggregate Principal Balance of the Notes
                 and the Equity Certificate Balance less the
                 Contract Pool Principal Balance                                          12,015,839
                3) Total ((1) plus (2))                                                   64,538,439
          c.    Floor equal to the lesser of
                 1) 1.25% of Cut-Off Date Contract Pool Principal
                Balance ($16,785,865); and                                                16,785,865
                2) the Aggregate Principal Balance of the Notes
                and the Equity Certificate Balance                                       648,653,413
          d.    Requisite Cash Collateral Amount                                          64,538,439

      3.        CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
          a.    Interest Shortfalls                                                             -
          b.    Principal Deficiency Amount                                                  843,700
          c.    Principal Payable at Stated Maturity Date of
                Class of Notes or Equity Certificates                                           -
          d.    Total Cash Collateral Account Withdrawals                                    843,700

IV.    INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES

               --------------------------------------------------------------------------------------------------------------
                  DISTRIBUTION                   CLASS A-1             CLASS A-2           CLASS A-3           CLASS A-4
                    AMOUNTS                        NOTES                 NOTES               NOTES               NOTES
               --------------------------------------------------------------------------------------------------------------
               1. Interest Due                        $ -                $ -              $  1,366,345          $ 914,830
               2. Interest Paid                       $ -                $ -              $  1,366,345          $ 914,830
               3. Interest Shortfall                  $ -                $ -              $      -              $   -
               ((1) minus (2))
               4. Principal Paid                      $ -                $ -              $ 21,207,169          $   -
               5. Total Distribution Amount           $ -                $ -              $ 22,573,513          $ 914,830
               ((2) plus (4))



----------------------------------------------------------------------------------------------------------------
      DISTRIBUTION              CLASS A-5            CLASS B         CLASS C         CLASS D
        AMOUNTS                   NOTES               NOTES           NOTES           NOTES          TOTALS
----------------------------------------------------------------------------------------------------------------
1. Interest Due                 $   310,955       $  54,625        $   197,405     $   335,824    $  3,179,983
2. Interest Paid                $   310,955       $  54,625        $   197,405     $   335,824    $  3,179,983
3. Interest Shortfall           $    -            $   -            $   -           $    -         $    -
((1) minus (2))
4. Principal Paid               $ 2,244,960       $ 411,766        $ 1,360,582     $ 1,987,157    $ 27,211,634
5. Total Distribution Amount    $ 2,555,915       $ 466,392        $ 1,557,986     $ 2,322,981    $ 30,391,617
((2) plus (4))


 V.      INFORMATION REGARDING OTHER POOL CHARACTERISTICS

         --------------------------------------------------------------------------------------------------------
                                                              AS OF END OF                 AS OF END OF
                ITEM                                             JULY-00                      JUNE-00
                                                            COLLECTION PERIOD            COLLECTION PERIOD
         --------------------------------------------------------------------------------------------------------
     1.  ORIGINAL CONTRACT CHARACTERISTICS
         a.    Original Number of Contracts                        69,983                        N.A.
         b.    Cut-Off Date Contract Pool                      $1,342,869,226                    N.A.
               Principal Balance
         c.    Original Weighted Average
                Remaining Term                                      46.30                        N.A.
         d.    Weighted Average
               Original Term                                        56.50                        N.A.
     2.  CURRENT CONTRACT CHARACTERISTICS
         a.    Number of Contracts                                 53,307                       54,268
         b.    Average Contract
               Principal Balance                                   $11,943                      $12,243
         c.    Weighted Average
               Remaining Term                                       31.5                         32.2

                                  Page 7 of 9

VI. NEWCOURT EQUIPMENT TRUST SECURITIES 1998-2 PREPAYMENT SCHEDULE



         ----------------------------------------------            -------------------------------------------------
         PAYMENT DATE                    SINCE ISSUE               PAYMENT DATE                      SINCE ISSUE
           PERIOD                            CPR                     PERIOD                              CPR
         ----------------------------------------------            -------------------------------------------------
         0             December-98                                        14         Feb-00            7.416%
         1              January-99         1.060%                         15         Mar-00            7.402%
         2                Feb-99           4.881%                         16         Apr-00            7.666%
         3                Mar-99           9.207%                         17         May-00            7.357%
         4               April-99          10.595%                        18         Jun-00            7.546%
         5                May-99           10.294%                        19         Jul-00            7.511%
         6                Jun-99           9.272%                         20         Aug-00            7.296%
         7                Jul-99           9.814%
         8                Aug-99           8.969%
         9                Sep-99           8.813%
         10               Oct-99           8.067%
         11               Nov-99           7.852%
         12               Dec-99           7.803%
         13               Jan-00           7.484%

VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

     A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID
     CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.





                             Servicer's Certificate


   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of December 1, 1998 (the "Transfer and Servicing Agreement"), among Newcourt Equipment Trust Securities 1998-2, Antigua Funding Corporation, The Bank of New
   York, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on August 15, 2000.

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.


                     AT&T CAPITAL CORPORATION

                     Glenn Votek
                     -----------
                     Glenn Votek
                     Executive Vice President, and Treasurer


                                  Page 9 of 9